EXHIBIT 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, John D. Thompson, Vice President, Chief Financial Officer and Treasurer, certify that:

1.  I have read this quarterly report on Form 10-Q of Nextel Partners, Inc.;

2.  To my knowledge, this report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

3.  To my knowledge, the information in this report fairly presents, in all material respects, the financial condition and results of operations as of March 31, 2003.

Date:  May 13, 2003

/s/ John D. Thompson
John D. Thompson
Vice President, Chief Financial
Officer and Treasurer

A signed original of this written statement required by Section 906 has been provided to Nextel Partners, Inc. and will be retained by Nextel Partners, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.